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                                                                   EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated April 11, 1996, included in the American Ecology Corporation's 1996 Form 10-K, and to all references to our firm included in this Registration Statement.



/s/ARTHUR ANDERSEN LLP

Houston, Texas
September 5, 1997